UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2017

BofI Holding, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4350 La Jolla Village Drive, Suite 140, San Diego, CA	92122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐                                    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2017, the Board of Directors of BofI Holding, Inc. (the “Registrant”), and its subsidiary BofI Federal Bank (the “Bank”), elected James Brandon Black to the Boards of Directors of the Registrant and the Bank. Mr. Black will serve as a Class I Director of the Registrant, with a term expiring at the Registrant’s 2020 Annual Meeting of Stockholders. The Board of Directors determined that Mr. Black is an independent director under applicable standards of the Securities and Exchange Commission and the Nasdaq Stock Market.
In connection with his election to the Board of Directors of the Registrant and the Bank as of October 30, 2017, Mr. Black is awarded $100,000 worth of shares of restricted stock units, to vest over three years, under the Registrant’s 2014 Stock Incentive Plan. In addition, Mr. Black will be compensated on the same basis as the other non-employee directors of the Registrant and the Bank.
Mr. Black also entered into the Registrant’s standard indemnification agreement, which has been previously entered into with each of the Registrant’s directors and executive officers, the form of which has been previously filed with the Securities and Exchange Commission.
Mr. Black has not been a party to, nor has he had a direct or indirect material interest in, any transaction with the Registrant or the Bank during the current or preceding fiscal year.
On October 30, 2017, the Registrant issued a press release announcing the election of Brandon Black to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01: Other Events

On October 26, 2017, the Board of Directors of the Registrant resolved to increase the size of the Board of Directors from eight to nine members effective immediately.

Item 9.01: Financial Statements and Exhibits

(d)    Exhibits.

Exhibit	Description
99.1	Press Release of BofI Holding, Inc. dated October 30, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI Holding, Inc.

Date: October 30, 2017	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer